Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of October 19, 2011 (this “Amendment”) to the Revolving Credit Agreement dated as of December 31, 2010 (as amended, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among PPL ELECTRIC UTILITIES CORPORATION (the “Borrower”), the LENDERS party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Swingline Lender (the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the scheduled Termination Date from December 31, 2014 to October 19, 2016, (ii) modify the definition of “Applicable Percentage” and (iii) make certain other amendments as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 .  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2 .  Extension of Termination Date.  The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from “December 31, 2014” to “October 19, 2016.”

SECTION 3 .  Reduction of Interest Rates.  The chart set forth in the definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the chart set forth below (the “New Pricing Schedule”).  The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof.  The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

	Borrower’s Ratings (S&P /Moody’s)	Applicable Percentage for Commitment Fees	Applicable Percentage for Base Rate Loans	Applicable Percentage for Euro-Dollar Loans and Letter of Credit Fees
Category A	> A from S&P / A2 from Moody’s	0.100%	0.000%	1.000%
Category B	> A- from S&P / A3 from Moody’s	0.125%	0.125%	1.125%
Category C	BBB+ from S&P / Baa1 from Moody’s	0.175%	0.250%	1.250%
Category D	BBB from S&P / Baa2 from Moody’s	0.200%	0.500%	1.500%
Category E	BBB- from S&P / Baa3 from Moody’s	0.250%	0.625%	1.625%
Category F	≤BB+ from S&P / Ba1 from Moody’s	0.350%	0.875%	1.875%

SECTION 4 .  Administrative Agent’s Fees.  Section 8.10 of the Credit Agreement is hereby amended to read in its entirety:

“The Borrower shall pay to the Administrative Agent for its own account fees in the amount and at the times agreed to and accepted by the Borrower, pursuant to that certain fee letter dated as of September 20, 2011 among the Borrower, the Administrative Agent, Bank of America, N.A., The Royal Bank of Scotland plc, Wells Fargo Securities, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities Inc.”

SECTION 5 .  Changes in Commitments.  With effect from and including the Amendment Effective Date, (i) each Person listed on Schedule 1 hereto that is not a party to the Credit Agreement (each, a “New Lender” and, together with each Lender that is not an Exiting Lender, the “Continuing Lenders”) shall become a Lender party to the Credit Agreement, (ii) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on Schedule 1 and (iii) the Commitment Appendix set forth on Schedule 1 hereto shall replace the Commitment Appendix attached to the Credit Agreement.  On the Amendment Effective Date, any Lender whose Commitment is changed to zero (each, an “Exiting Lender”) shall cease to be a Lender party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Lender shall be due and payable on such date; provided that the provisions of Sections 2.12, 2.16, 2.17 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Lender after the Amendment Effective Date.  On the Amendment Effective Date, the Commitment Ratio of the Continuing Lenders shall be redetermined giving effect to the adjustments to the Commitments referred to in this Section 5, and the participations of the Continuing lenders in and the obligations of the Continuing Lenders in respect of any Letters of Credit outstanding on the Amendment Effective Date shall be reallocated to reflect such redetermined Commitment Ratio.

SECTION 6 .  Letter of Credit Fees.  Section 2.07(b) of the Credit Agreement is amended by changing the rate specified therein from “0.25%” to “0.20%.”

SECTION 7 .  Representations and Warranties.  The following sections of Article V of the Credit Agreement are amended as follows:

(a) The references to “December 31, 2009” in Section 5.04(a) and Section 5.04(c) of the Credit Agreement are changed to “December 31, 2010” and Section 5.04(b) of the Credit Agreement is hereby amended to read in its entirety:

“The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of June 30, 2011 and the related unaudited consolidated statements of income and cash flows for the six months then ended fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six-month period (subject to normal year-end audit adjustments).”

(b)           References in Section 5.08 of the Credit Agreement to the PUC Order shall be deemed to include any orders of the Pennsylvania Public Utility Commission (“PUC”) delivered pursuant to Section 11(f) of this Amendment.

SECTION 8 .  Full Force and Effect; Ratification.  Except as expressly modified herein, all of the terms and conditions of the Credit Agreement are unchanged, and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement.  This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

SECTION 9 .  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 10 .  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11 .  Effectiveness.  This Amendment shall become effective as of the first date when each of the following conditions are met (the “Amendment Effective Date”):

(a) the Agent shall have received from the Borrower and each Continuing Lender and Lenders constituting Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(b) the Agent shall have received a duly executed revised Note for the account of each Lender requesting delivery of such Note pursuant to Section 2.05 of the Credit Agreement;

(c) the Agent shall have received satisfactory opinions of counsel for the Borrower, dated the Amendment Effective Date;

(d) the Agent shall have received a certificate dated the Amendment Effective Date signed on behalf of the Borrower by the Chairman of the Board, the President, any Vice President, the Treasurer or the Assistant Treasurer of the Borrower stating that (A) on the Amendment Effective Date and after giving effect to this Amendment, no Default shall have occurred and be continuing and (B) the representations and warranties of the Borrower contained in the Credit Agreement after giving effect to this Amendment are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date;

(e) the Agent shall have received (i) a certificate of the Secretary of State of the Commonwealth of Pennsylvania, dated as of a recent date, as to the good standing of the Borrower and (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the Amendment Effective Date and certifying (A) that attached thereto is a true, correct and complete copy of (x) the Borrower's articles of incorporation certified by the Secretary of State of the Commonwealth of Pennsylvania and (y) the bylaws of the Borrower, (B) as to the absence of dissolution or liquidation proceedings by or against the Borrower, (C) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment and each other document delivered in connection herewith and that such resolutions have not been amended and are in full force and effect on the date of such certificate and (D) as to the incumbency and specimen signatures of each officer of the Borrower executing this Amendment or any other document delivered in connection herewith;

(f) all necessary governmental (domestic or foreign), regulatory and third party approvals, including, without limitation, the order of the PUC and any required approvals of the Federal Energy Regulatory Commission, authorizing borrowings hereunder in connection with the transactions contemplated by this Amendment and the other Loan Documents shall have been obtained and remain in full force and effect, in each case without any action being taken by any competent authority which could restrain or prevent such transaction or impose, in the reasonable judgment of the Agent, materially adverse conditions upon the consummation of such transactions; provided that any such approvals with respect to elections by the Borrower to increase the Commitment as contemplated by Section 2.19 of the Credit Agreement need not be obtained or provided until the Borrower makes any such election;

(g) there shall be no outstanding Loans; and

(h) the Agent shall have received all costs, fees and expenses due to the Agent, the Joint Lead Arrangers (as such term is defined in the Commitment Letter) and the Lenders.

SECTION 12 . Miscellaneous.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.  The provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein.  The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PPL ELECTRIC UTILITIES CORPORATION
By:	/s/ James E. Abel
	Name:	James E. Abel
	Title:	Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent
By:	/s/ Keith Luettel
	Name:	Keith Luettel
	Title:	Vice President

[Signature Page to Electric Utilities – Amendment]

BANK OF AMERICA, N.A.
By:	/s/ Michael Mason
	Name:	Michael Mason
	Title:	Director

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THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Andrew N. Taylor
	Name:	Andrew N. Taylor
	Title:	Vice President

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CREDIT SUISSE AG, Cayman Islands Branch
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

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THE BANK OF NOVA SCOTIA
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Bradford Joyce
	Name:	Bradford Joyce
	Title:	Director

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UNION BANK, N.A.
By:	/s/ Michael Agrimis
	Name:	Michael Agrimis
	Title:	Vice President

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BARCLAYS BANK PLC
By:	/s/ Michael Mozer
	Name:	Michael Mozer
	Title:	Vice President

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BNP PARIBAS
By:	/s/ Francis DeLaney
	Name:	Francis DeLaney
	Title:	Managing Director

By:	/s/ Pasquale Perraglia
	Name:	Pasquale Perraglia
	Title:	Vice President

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CITIBANK, N.A.
By:	/s/ Anita J. Brickell
	Name:	Anita J. Brickell
	Title:	Vice President

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JPMORGAN CHASE BANK, N.A.
By:	/s/ Juan Javellana
	Name:	Juan Javellana
	Title:	Executive Director

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MORGAN STANLEY BANK, N.A.
By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

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ROYAL BANK OF CANADA
By:	/s/ Patrick Shields
	Name:	Patrick Shields
	Title:	Authorized Signatory

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UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

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GOLDMAN SACHS BANK USA
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

[Signature Page to Electric Utilities – Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

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DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

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KEYBANK NATIONAL ASSOCIATION
By:	/s/ Craig A. Hanselman
	Name:	Craig A. Hanselman
	Title:	Vice President

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LLOYDS TSB BANK PLC
By:	/s/ Windsor R. Davies
	Name:	Windsor R. Davies
	Title:	Managing Director

By:	/s/ Charles Foster
	Name:	Charles Foster
	Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION
By:	/s/ J. James Kim
	Name:	J. James Kim
	Title:	Vice President

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BAYERISCHE LANDESBANK, NEW YORK BRANCH
By:	/s/ Rolf Siebert
	Name:	Rolf Siebert
	Title:	Senior Vice President

By:	/s/ Gina Sandella
	Name:	Gina Sandella
	Title:	Vice President

[Signature Page to Electric Utilities – Amendment]

BANCO BILBAO VIZCAYA ARGENTARIA S.A. – NEW YORK BRANCO
By:	/s/ Michael Oka
	Name:	Michael Oka
	Title:	Executive Director

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Executive Director

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THE BANK OF NEW YORK MELLON
By:	/s/ John N. Watt
	Name:	John N. Watt
	Title:	Vice President

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MIZUHO CORPORATE BANK, LTD.
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

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SOVEREIGN BANK
By:	/s/ Robert D. Lanigan
	Name:	Robert D. Lanigan
	Title:	SVP

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SUNTRUST BANK
By:	/s/ Andrew Johnson
	Name:	Andrew Johnson
	Title:	Director

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CIBC INC.
By:	/s/ Josh Hogarth
	Name:	Josh Hogarth
	Title:	Director

By:	/s/ Eoin Roche
	Name:	Eoin Roche
	Title:	Executive Director

[Signature Page to Electric Utilities – Amendment]

FIFTH THIRD BANK
By:	/s/ Randolph J. Stierer
	Name:	Randolph J. Stierer
	Title:	Vice President

[Signature Page to Electric Utilities – Amendment]

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Edward M. Tessalone
	Name:	Edward M. Tessalone
	Title:	Senior Vice President

[Signature Page to Electric Utilities – Amendment]

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	Managing Director

[Signature Page to Electric Utilities – Amendment]

THE NORTHERN TRUST COMPANY
By:	/s/ Peter J. Hallan
	Name:	Peter J. Hallan
	Title:	Vice President

[Signature Page to Electric Utilities – Amendment]

WING LUNG BANK LTD. LOS ANGELES BRANCH
By:	/s/ Irene Kwan
	Name:	Irene Kwan
	Title:	VP/ Deputy Branch Manager

[Signature Page to Electric Utilities – Amendment]

Schedule 1

Commitment Appendix

Lender	Revolving Commitment
Wells Fargo Bank, National Association	$10,250,000.00
Bank of America, N.A.	10,250,000.00
The Royal Bank of Scotland plc	10,250,000.00
Credit Suisse AG, Cayman Islands Branch	9,500,000.00
The Bank of Nova Scotia	9,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	4,750,000.00
Union Bank, N.A.	4,750,000.00
Barclays Bank PLC	9,500,000.00
BNP Paribas	9,500,000.00
Citibank, N.A.	9,500,000.00
JPMorgan Chase Bank, N.A.	9,500,000.00
Morgan Stanley Bank, N.A.	9,500,000.00
Royal Bank of Canada	9,500,000.00
UBS Loan Finance LLC	9,500,000.00
Goldman Sachs Bank USA	9,500,000.00
Credit Agricole Corporate & Investment Bank	7,000,000.00
Deutsche Bank AG New York Branch	7,000,000.00
KeyBank National Association	7,000,000.00
Lloyds TSB Bank plc	7,000,000.00
U.S. Bank National Association	7,000,000.00
Bayerische Landesbank, New York Branch	3,400,000.00
Banco Bilbao Vizcaya Argentaria S.A.	3,400,000.00
The Bank of New York Mellon	3,400,000.00
Mizuho Corporate Bank, Ltd.	3,400,000.00
Sovereign Bank	3,400,000.00
SunTrust Bank	3,400,000.00
CIBC Inc.	2,000,000.00
Fifth Third Bank	2,000,000.00
PNC Bank, National Association	2,000,000.00
Sumitomo Mitsui Banking Corporation	2,000,000.00
The Northern Trust Company	1,350,000.00
Wing Lung Bank Ltd. Los Angeles Branch	0.00
Total	$200,000,000.00